UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2006

DAG Media, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	13-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125-10 Queens Boulevard, Kew Gardens, NY	11415
(Address of Principal Executive Offices)	(Zip Code)

(718) 520-1000
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure.

DAG Media, Inc. (the “Company”) is pleased to announce that at the Special Meeting of its Shareholders held on April 18, 2006, at 9:00 a.m., Eastern local time, the proposed sale (the “Transaction”) of the Company’s Jewish directories business to DAG-Jewish Directories, Inc. (the “Buyer”) was approved by the shareholders of the Company. The Company and the Buyer anticipate the Transaction will close on or about Thursday, April 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAG MEDIA, INC.

Dated: April 19, 2006	By:	/s/ Assaf Ran
Name:	Assaf Ran
Title:	President and Chief Executive Officer